Putnam
OTC & Emerging
Growth Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

1-31-05

[GRAPHIC OMITTED: SCRIMSHAW]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we provide manager compensation information that pertains to your fund and list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, as well as these individuals' other fund management responsibilities at Putnam. We also show how much these individuals have invested in the fund (in dollar ranges), and fund ownership (in dollar ranges) is also shown for the members of Putnam's Executive Board. In equity fund reports, we now list the largest brokerage relationships of your fund following the Notes to the Financial Statements. Finally, on page 18, we provide certain information about the most recent approval of your fund's management contract with Putnam by the Trustees.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as ex-officio member and past Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments. We also announce the departure of one of your fund's Trustees, A.J.C. Smith, formerly Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

In the following pages, your fund's management team discusses performance, strategy, and its outlook for the remainder of fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

March 16, 2005


Report from Fund Management

Fund highlights

 * For the six months ended January 31, 2005, Putnam OTC & Emerging Growth Fund's class A shares returned 12.11% without sales charges and 6.26% with maximum sales charges reflected.

 * The fund's benchmark, the Russell 2500 Growth Index, returned 13.53% for the period.

 * The average return for the fund's Lipper category, Mid-Cap Growth Funds, was 12.65%.

 * There were changes to your fund's management team. See page 5 for details.

 * See the Performance Summary beginning on page 10 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Bolstered by historically low interest rates, stocks of small- and mid-cap companies outperformed their large-cap counterparts in the six months ended January 31, 2005, continuing a trend that began in 2003. Low interest rates provided a high degree of liquidity to the capital markets, a condition that, historically, has benefited small and midsize companies to a greater degree than larger companies. While the fund took advantage of this environment and produced solid absolute returns at net asset value (NAV, without sales charges), it ultimately lagged its benchmark, the Russell 2500 Growth Index, and slightly lagged its Lipper Mid-Cap Growth Funds peer group. We attribute this difference to our emphasis on bottom-up analysis of individual stocks rather than placing significant bets on specific market sectors. Although the fund's sector allocation was generally in line with the Russell 2500 Growth Index, the success of our stock selection varied within the different sectors and was less rewarding in some of the sectors that outperformed over the period.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 1/31/05
--------------------------------------------------
Class A
(inception 11/1/82)           NAV           POP
--------------------------------------------------
6 months                    12.11%         6.26%
--------------------------------------------------
1 year                       2.44         -2.99
--------------------------------------------------
5 years                    -75.52        -76.81
Annual average             -24.53        -25.34
--------------------------------------------------
10 years                    14.39          8.40
Annual average               1.35          0.81
--------------------------------------------------
Annual average
(life of fund)              10.69         10.42
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A short-term trading fee of up to 2% may apply.


FUND PROFILE

Putnam OTC & Emerging Growth Fund seeks capital appreciation by investing in stocks of U.S. companies traded in the over-the-counter market and in emerging growth companies listed on securities exchanges. The fund targets small and midsize companies whose earnings management expects to grow rapidly. The fund may be appropriate for investors who are seeking above-average growth potential and are willing to assume above-average risk in pursuit of this goal.


Market overview

The U.S. equity market generally advanced during the six-month period. Low interest rates provided a high degree of liquidity to the capital markets, and the economic backdrop was generally favorable; job creation was uneven but improving, and corporate profits were solid overall. These positive trends were offset, however, by worries over rising interest rates, soaring energy prices, and uncertainty over the outcome of U.S. elections. Stocks fell in August as the Federal Reserve Board (the Fed) continued its series of gradual interest-rate increases (four actions during this six-month period) and tensions surrounding the elections grew.

Of significant impact throughout the period was the soaring cost of oil, which reached a record high level of nearly $56 per barrel as worldwide demand increased and traders worried about political problems in supplier countries such as Iraq, Russia, and Venezuela. In this environment, equities traded within a narrow range, fluctuating according to the direction of oil prices and U.S. political polls. By October, oil prices had leveled off, the extremely close U.S. presidential election came to a successful conclusion, and investors were buoyed by generally positive corporate earnings reports and solid-but-not-spectacular economic data -- including increased job creation and a sharp rise in consumer confidence. By the end of the fiscal year, major equity indexes reached levels not experienced since 2001.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 1/31/05
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                     13.53%
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            13.61%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 16.68%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      8.16%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.81%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             3.30%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 11.05%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/05.
-------------------------------------------------------------------------------

Strategy overview

Although top-down macroeconomic, market, and sector analysis is an important aspect of the fund's investment process, it is secondary to the bottom-up stock-picking focus used by your management team. We believe that if we choose stocks appropriately, then the fund should outperform over time.

We use proprietary quantitative techniques to examine the small/mid-cap universe for opportunities. This process seeks to value companies based on long-term historical fundamentals such as earnings, cash flow, and enterprise value. It also scrutinizes the quality of earnings and earnings revisions over time. Companies that rank highly are then subjected to rigorous fundamental analysis. We target companies that, based on our evaluation, have skilled management teams and solid business models, such as those that occupy what we believe are well-defined niches in rapidly growing industries. From that group, we select stocks that we believe to be attractively priced relative to their potential. Our process also includes risk controls that call for selling positions to capture profits when appropriate price points are reached, and which limit individual position sizes as well as sector and industry over/underweights. This helps us keep the fund broadly diversified across a wide range of industries and sectors. During the period, our stock selection proved especially successful in the telecommunications, technology, and industrial sectors. However, in the health-care, media, and consumer sectors, which were stronger over this period, many of our selections have not delivered the performance we anticipated.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                        as of 7/31/04          as of 1/31/05

Retail                       9.7%                   8.9%

Software                     7.0%                   8.8%

Health-care services        10.6%                   6.8%

Medical technology           1.9%                   6.0%

Electronics                  6.1%                   4.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

A company in the homebuilding area, The Ryland Group, provided the greatest benefit to the fund during the period. The company targets first- and second-time buyers, supplying floor plans, monitoring construction, and even providing mortgage-financing services. With this prime market niche, Ryland Group was able to benefit from record-high levels of housing starts during the period. Also benefiting from the boom in homebuilding and home repair was WESCO International, which distributes basic electrical products (circuit breakers, terminals, fuses) and industrial supplies. Our position in WESCO was rewarded as the company continued to gain from its excellent distribution network.

Also boosting returns was AMERIGROUP Corporation, a managed health-care provider that is active in several states. AMERIGROUP serves primarily Medicaid and related recipients. As agencies continue to try to reign in health-care costs, the stock was rewarded for the company's consolidation activity and management control of the bottom line.

Within the technology sector, the fund benefited from a position in Citrix Systems, a producer of software that allows networked PCs and wireless devices to access applications from a central server. The company had a robust quarter after reporting strong earnings on continued strength in its license support business and online services.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 1/31/05)

 1 Commerce Bancorp, Inc. (1.7%)
   Banking

 2 GTECH Holdings Corp. (1.5%)
   Gaming and lottery

 3 Autoliv, Inc. (1.5%)
   Automotive

 4 Avid Technology, Inc. (1.5%)
   Software

 5 NVR, Inc. (1.5%)
   Homebuilding

 6 Career Education Corp. (1.4%)
   Schools

 7 Ryland Group, Inc. (The) (1.4%)
   Homebuilding

 8 Barr Pharmaceuticals, Inc. (1.3%)
   Pharmaceuticals

 9 Hughes Supply, Inc. (1.3%)
   Distributors

10 Kronos, Inc. (1.3%)
   Software

Footnote reads:
The fund's holdings will change over time.


Shipping companies were strong contributors to performance on a relative basis amid robust revenues and growth in demand for shipping services as the economy expanded. UTI Worldwide, a diversified transportation company that provides air and ocean freight forwarding, customs brokerage, and logistics services, outperformed during the period, given its solid fundamentals, favorable operating environment, and competitive pricing.

Several stocks had disappointing returns for the period, including Taser International, which manufactures its namesake Taser stun gun, sold primarily to law enforcement agencies. We have liquidated our position in this stock.

Corinthian Colleges, one of the largest for-profit, post-secondary education companies in the United States, also had sub-par returns. While the company continued to expand, its stock did not appreciate as we had hoped due to a general decline throughout the education industry. We have sold our position in this stock.

Finally, Ask Jeeves is a popular online search engine that has risen and fallen with the changing tide of the volatile technology wave. It declined during this period and, since we did not foresee another upturn in the near future, we liquidated our position in this stock.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

There were some changes in the fund's management team during the period, including the naming of a new Portfolio Leader, Richard Weed, and Portfolio Member, Raymond Haddad. With this change came some modest shifts in the investment strategy designed to improve investment performance over time. In particular, your management team now places a greater emphasis on generating incremental returns across a wider range of investment opportunities. As described in the Strategy section on page 3, the team also makes greater use of both fundamental and quantitative analysis in identifying opportunities and managing risk.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we enter the second half of your fund's fiscal year, we anticipate an ongoing environment of modest economic growth coupled with low inflation. We believe there are a number of near-term vulnerabilities for stocks in 2005. Chief among these is the current remarkably low level of market volatility, signaling investor complacency, and the likelihood of continued Fed tightening. In an environment of low volatility, when investors are seeking signals about the likely direction of the economy or markets, economic or corporate data reports as well as external political events are more likely to affect market levels.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we believe investors' long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on fundamental research and analysis. Of course, our beliefs about the general themes at work in the market do influence our decisions.

Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader and Raymond Haddad is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows how much the fund's current Portfolio Leader and Portfolio Member have invested in the fund (in dollar ranges).
Information shown is for the current and prior year ended January 31.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBER
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -    $50,001-    $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
Richard Weed        2005                           *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader     N/A
-------------------------------------------------------------------------------------------------------------
Raymond Haddad      2005      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member     N/A
-------------------------------------------------------------------------------------------------------------

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 1/31/04.


Fund manager compensation

The total 2004 fund manager compensation that is attributable to your fund is approximately $910,000. This amount includes a portion of 2004 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2004 compensation paid to the Group Chief Investment Officer responsible for the fund's broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. These percentages are determined as of the fund's fiscal period-end. For personnel who joined Putnam Management during or after 2004, the calculation reflects annualized 2004 compensation or an estimate of 2005 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam Small Cap Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Raymond Haddad is also a Portfolio Member of Putnam Discovery Growth
Fund.

Richard Weed and Raymond Haddad may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended January 31, 2005, Richard Weed became Portfolio Leader and Raymond Haddad became a Portfolio Member of your fund following the retirement of Portfolio Leader Roland Gillis and Portfolio Member Dan Miller.


Fund ownership

The table below shows how much the members of Putnam's Executive Board have invested in the fund (in dollar ranges). Information shown is for the current and prior year ended January 31.


--------------------------------------------------------------------------------------------------
PUTNAM EXECUTIVE BOARD
--------------------------------------------------------------------------------------------------
                                                    $1 -        $10,001 -   $50,001-     $100,001
                                    Year     $0     $10,000     $50,000     $100,000     and over
--------------------------------------------------------------------------------------------------
Philippe Bibi                      2005       *
--------------------------------------------------------------------------------------------------
Chief Technology Officer           2004       *
--------------------------------------------------------------------------------------------------
John Boneparth                     2005                            *
--------------------------------------------------------------------------------------------------
Head of Global Institutional Mgmt  2004                                                      *
--------------------------------------------------------------------------------------------------
Joshua Brooks                       N/A
--------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------------
Kevin Cronin                       2005       *
--------------------------------------------------------------------------------------------------
Head of Investments                 N/A
--------------------------------------------------------------------------------------------------
Charles Haldeman, Jr.              2005                            *
--------------------------------------------------------------------------------------------------
President and CEO                  2004       *
--------------------------------------------------------------------------------------------------
Amrit Kanwal                       2005                            *
--------------------------------------------------------------------------------------------------
Chief Financial Officer             N/A
--------------------------------------------------------------------------------------------------
Steven Krichmar                    2005       *
--------------------------------------------------------------------------------------------------
Chief of Operations                 N/A
--------------------------------------------------------------------------------------------------
Francis McNamara, III              2005                *
--------------------------------------------------------------------------------------------------
General Counsel                     N/A
--------------------------------------------------------------------------------------------------
Richard Monaghan                   2005                                                      *
--------------------------------------------------------------------------------------------------
Head of Retail Management          2004                                                      *
--------------------------------------------------------------------------------------------------
Richard Robie, III                 2005       *
--------------------------------------------------------------------------------------------------
Chief Administrative Officer        N/A
--------------------------------------------------------------------------------------------------
Edward Shadek                       N/A
--------------------------------------------------------------------------------------------------
Deputy Head of Investments          N/A
--------------------------------------------------------------------------------------------------

N/A indicates the individual joined Putnam's Executive Board after the reporting date.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended January 31, 2005. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 1/31/05
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/1/82)             (7/15/93)             (7/26/99)             (12/2/94)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                  12.11%      6.26%     11.82%      6.82%     11.78%     10.78%     11.73%      7.76%     11.97%
---------------------------------------------------------------------------------------------------------------------------
1 year                     2.44      -2.99       1.77      -3.23       1.64       0.64       1.83      -1.77       2.16
---------------------------------------------------------------------------------------------------------------------------
5 years                  -75.52     -76.81     -76.40     -76.76     -76.39     -76.39     -76.12     -76.96     -75.82
Annual average           -24.53     -25.34     -25.09     -25.31     -25.07     -25.07     -24.91     -25.44     -24.72
---------------------------------------------------------------------------------------------------------------------------
10 years                  14.39       8.40       6.26       6.26       6.28       6.28       8.61       4.78      11.54
Annual average             1.35       0.81       0.61       0.61       0.61       0.61       0.83       0.47       1.10
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.69      10.42       9.77       9.77       9.87       9.87      10.03       9.85      10.40
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R shares have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.


-----------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 1/31/05
-----------------------------------------------------------------------------
                                                               Lipper
                                                               Mid-Cap
                                         Russell 2500        Growth Funds
                                         Growth Index*     category average+
-----------------------------------------------------------------------------
6 months                                    13.53%              12.65%
-----------------------------------------------------------------------------
1 year                                       6.13                6.66
-----------------------------------------------------------------------------
5 years                                    -13.71              -13.16
Annual average                              -2.91               -3.93
-----------------------------------------------------------------------------
10 years                                   144.97              159.21
Annual average                               9.37                9.60
-----------------------------------------------------------------------------
Annual average
(life of fund)                                 --               10.81
-----------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The inception date of the Russell 2500 Growth Index was December 31,
   1985.

 + Over the 6-month and 1-, 5-, and 10-year periods ended 1/31/05, there were 532, 520, 272, and 104 funds, respectively, in this Lipper category.


-----------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 1/31/05
-----------------------------------------------------------------------------
                  Class A     Class B     Class C     Class M     Class R
-----------------------------------------------------------------------------
Share value:     NAV    POP     NAV         NAV      NAV    POP     NAV
-----------------------------------------------------------------------------
7/31/04         $6.36  $6.71   $5.67       $6.11    $5.97  $6.19   $6.35
-----------------------------------------------------------------------------
1/31/05          7.13   7.53    6.34        6.83     6.67   6.91    7.11
-----------------------------------------------------------------------------

* The fund made no distributions during the period.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 12/31/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/1/82)             (7/15/93)             (7/26/99)             (12/2/94)        (12/1/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
6 months                   4.11%     -1.34%      3.65%     -1.35%      3.68%      2.68%      3.78%      0.15%      3.82%
---------------------------------------------------------------------------------------------------------------------------
1 year                     7.93       2.23       7.23       2.22       7.15       6.15       7.34       3.62       7.64
---------------------------------------------------------------------------------------------------------------------------
5 years                  -74.27     -75.62     -75.24     -75.61     -75.20     -75.20     -74.93     -75.81     -74.59
Annual average           -23.78     -24.59     -24.36     -24.59     -24.34     -24.34     -24.17     -24.71     -23.97
---------------------------------------------------------------------------------------------------------------------------
10 years                  16.50      10.37       8.11       8.11       8.14       8.14      10.62       6.77      13.68
Annual average             1.54       0.99       0.78       0.78       0.79       0.79       1.01       0.66       1.29
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)            10.88      10.61       9.95       9.95      10.06      10.06      10.22      10.04      10.59
---------------------------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam OTC & Emerging Growth Fund from August 1, 2004, to January 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 1/31/05
---------------------------------------------------------------------------
                      Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                 $7.43     $11.43     $11.42     $10.09      $8.76
---------------------------------------------------------------------------
Ending value (after
expenses)           $1,121.10  $1,118.20  $1,117.80  $1,117.30  $1,119.70
---------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2005, use the calculation method below. To find the value of your investment on August 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 08/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 8/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $7.43 (see table above) =  $73.40
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
1/31/05
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                   $7.07     $10.87     $10.87      $9.60      $8.34
-----------------------------------------------------------------------------
Ending value (after
expenses)             $1,018.20  $1,014.42  $1,014.42  $1,015.68  $1,016.94
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/05. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-----------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-----------------------------------------------------------------------------
                    Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Your fund's annualized
expense ratio              1.39%      2.14%      2.14%      1.89%      1.64%
-----------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group+                     1.56%      2.31%      2.31%      2.06%      1.81%
-----------------------------------------------------------------------------

+ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 12/31/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam OTC &
Emerging Growth Fund         63%        55%        80%        99%       104%
------------------------------------------------------------------------------
Lipper Mid-Cap Growth
Funds category
average                     155%       165%       180%       171%       152%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 12/31/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       12.94

U.S. stock
fund average            3.36

0%   INCREASING RISK    100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of December 31, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S.
investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of each fund's management contract with Putnam Management. In this regard the Board of Trustees, with the assistance of its Contract Committee consisting solely of Independent Trustees, requests and evaluates all information it deems reasonably necessary in the circumstances. Over the course of several months beginning in March and ending in June of 2004, the Contract Committee reviewed the information provided by Putnam Management and other information developed with the assistance of the Board's independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund's contract, effective July 1, 2004.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such service, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees' deliberations are described below.

Model fee schedules and categories; total expenses

The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund's management fee is consistent with the fees for similar funds in the Putnam complex and compares favorably with fees paid by competitive funds sponsored by other advisors. The Trustees reviewed the model fee schedule currently in effect for the fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. The Trustees also reviewed comparative fee and expense information for competitive funds. The Trustees concluded that no changes should be made in the fund's current fee schedule at this time. The Trustees noted that expense ratios for a number of Putnam funds had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004. They also noted that the competitive landscape regarding mutual fund fees may be changing as a result of fee reductions accepted by various other fund groups in connection with recent regulatory settlements and greater focus on fees and expenses in the mutual fund industry generally. The Trustees indicated an intention to monitor these developments closely.

Economies of scale

As noted above, the Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. The Trustees indicated their intention to continue their ongoing consideration of economies of scale and in particular to consider further the possible operation of such economies in the event that a significant recovery in the equity markets or net fund sales were to raise asset levels substantially above current levels. In this regard, the Trustees noted that they had reviewed data relating to the substantial increase in asset levels of the Putnam funds that occurred during the years leading up to the market peak in 2000, the subsequent decline in assets and the resulting impact on revenues and expenses of Putnam Management. The Trustees also noted that recent declines in net assets in many Putnam funds, together with significant changes in the cost structure of Putnam Management have altered the economics of Putnam Management's business in significant ways. The Trustees concluded that they would monitor these changes carefully and evaluate the resulting impact on Putnam Management's economics and the sharing of economies of scale between the parties.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees' evaluation of the quality of services provided by Putnam Management under the Management Contracts. The Trustees recognized that a high quality investment process -- as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel -- does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund's performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds.

They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line in an effort to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted. As a general matter, the Trustees concluded that consultation between the Trustees and Putnam Management represents the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds and their financial advisors have, as a general matter, effectively placed their trust in the Putnam organization, under the supervision of the funds' Trustees, to make appropriate decisions regarding the management of the funds. The Trustees believe that the termination of the Management Contract and engagement of a new investment adviser for under-performing funds, with all the attendant disruptions, would not serve the interests of fund shareholders at this time and would not necessarily provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the Management Contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, which pertain mainly to funds investing in equity securities. The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage represent assets of the funds that should be used for the benefit of fund shareholders. The Trustees noted recent trends in the allocation of fund brokerage, including commission costs, the allocation of brokerage to firms that provide research services to Putnam Management, and the sources and application of available soft-dollar credits. Effective December 31, 2003, reflecting a decision made by the Trustees earlier that year, Putnam Management ceased allocating brokerage in connection with the sale of fund shares. In addition, in preparing its budget for commission allocations in 2004, Putnam Management voluntarily reduced substantially the allocation of brokerage commissions to acquire research services from third-party service providers. In light of evolving best practices in the mutual fund industry, the Trustees concluded that this practice should be further curtailed and possibly eliminated in the near future. The Trustees indicated that they would continue to monitor the allocation of the funds' brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.


Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of the annual contract reviews included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans and college endowments. This information included comparison of such fees with fees charged to the Putnam funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees devoted special attention to these issues and reviewed recent articles by critics of mutual fund fees, articles by the ICI defending such fee differences, and relevant guidance provided by decisions of the courts. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflects to a substantial degree historical competitive forces operating in separate market places. In reaching their conclusions, the Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, and also considered the differences between the services that Putnam provides to the Putnam funds and those that it provides to institutional clients of the firm.

Settlement of regulatory charges related to market timing

Finally, in reaching their conclusions, the Trustees considered all matters pertinent to the administrative charges filed against Putnam Management by the SEC and the Commonwealth of Massachusetts in October 2003 relating to market timing, the firm's settlement of those charges, and the conclusions and recommendations of the Trustees' Audit and Pricing Committee based on its review of these matters. The Trustees considered the actions taken by the owner of Putnam Management and its new senior management to terminate or discipline the individuals involved, to implement new compliance systems, to indemnify the funds against all costs and liabilities related to these matters, and otherwise to ensure that the interests of the funds and their shareholders are fully protected. The Trustees noted that, in addition to the settlements of the regulatory charges which will provide comprehensive restitution for any losses suffered by shareholders, the new senior management of Putnam Management has moved aggressively to control expense ratios of funds affected by market timing, to reduce charges to new investors, to improve disclosure of fees and expenses, and to emphasize the paramount role of investment performance in achieving shareholders' investment goals.


Other information for shareholders

A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
January 31, 2005 (Unaudited)

Common stocks (97.3%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.7%)
-------------------------------------------------------------------------------
       141,800 Alliant Techsystems, Inc. (NON)                       $9,441,044
       282,400 United Defense Industries, Inc.                       13,535,432
                                                                 --------------
                                                                     22,976,476

Automotive (2.3%)
-------------------------------------------------------------------------------
       447,600 Autoliv, Inc.                                         21,104,340
       211,000 BorgWarner, Inc.                                      11,328,590
                                                                 --------------
                                                                     32,432,930

Banking (4.9%)
-------------------------------------------------------------------------------
       405,200 Commerce Bancorp, Inc.                                23,315,208
       158,715 Compass Bancshares, Inc.                               7,432,623
       248,900 Investors Financial Services Corp.                    12,547,049
       192,700 Pacific Capital Bancorp.                               5,912,036
       401,800 TCF Financial Corp.                                   11,294,598
       243,600 Texas Regional Bancshares, Inc.                        7,538,202
                                                                 --------------
                                                                     68,039,716

Biotechnology (3.4%)
-------------------------------------------------------------------------------
       290,983 Amylin Pharmaceuticals, Inc. (NON)                     6,520,929
       503,700 Celgene Corp. (NON)                                   13,771,158
       257,600 Connetics Corp. (NON)                                  6,290,592
       357,800 Medicines Co. (NON)                                    9,843,078
       228,800 MGI Pharma, Inc. (NON)                                 5,191,472
       121,950 Neurocrine Biosciences, Inc. (NON)                     5,579,213
                                                                 --------------
                                                                     47,196,442

Broadcasting (0.6%)
-------------------------------------------------------------------------------
       507,900 Radio One, Inc. Class D (NON)                          7,974,030

Coal (1.2%)
-------------------------------------------------------------------------------
       389,100 CONSOL Energy, Inc.                                   16,416,129

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------
        30,200 Corporate Executive Board Co. (The)                    1,929,780

Communications Equipment (2.3%)
-------------------------------------------------------------------------------
       763,100 Aspect Communications Corp. (NON)                      8,516,196
       447,665 Comverse Technology, Inc. (NON)                       10,005,313
       209,500 Harris Corp.                                          13,569,315
                                                                 --------------
                                                                     32,090,824

Computers (2.3%)
-------------------------------------------------------------------------------
       402,265 Catapult Communications Corp. (NON)                    8,970,510
       191,888 Logitech International SA ADR
               (Switzerland) (NON)                                   11,820,301
       320,200 NCR Corp. (NON)                                       10,944,436
                                                                 --------------
                                                                     31,735,247

Consumer Finance (1.1%)
-------------------------------------------------------------------------------
       942,400 Providian Financial Corp. (NON)                       15,719,232

Consumer Goods (1.5%)
-------------------------------------------------------------------------------
        88,000 Blyth Industries, Inc.                                 2,764,080
       170,000 Energizer Holdings, Inc. (NON)                         9,623,700
       275,700 Yankee Candle Co., Inc. (The) (NON)                    9,031,932
                                                                 --------------
                                                                     21,419,712

Consumer Services (2.2%)
-------------------------------------------------------------------------------
       318,900 Alliance Data Systems Corp. (NON)                     13,846,638
       151,800 Getty Images, Inc. (NON)                              10,580,460
       510,000 Valueclick, Inc. (NON)                                 6,747,300
                                                                 --------------
                                                                     31,174,398

Distributors (1.3%)
-------------------------------------------------------------------------------
       607,600 Hughes Supply, Inc.                                   18,458,888

Electronics (4.9%)
-------------------------------------------------------------------------------
     2,628,300 Atmel Corp. (NON)                                      8,042,598
       229,701 CiDRA Corp. (acquired 1/28/04, cost
               $6,246) (Private) (NON) (RES) (F)                          2,297
        16,408 CiDRA Corp. - escrow (acquired
               1/28/04, cost $335) (Private) (NON)
               (RES)(F)                                                     123
       819,300 Cypress Semiconductor Corp. (NON)                      9,340,020
       407,100 Freescale Semiconductor, Inc. Class
               A (NON)                                                6,961,410
       459,900 Omnivision Technologies, Inc. (NON)                    7,464,177
       512,000 PerkinElmer, Inc.                                     11,770,880
       374,900 QLogic Corp. (NON)                                    14,351,172
     1,422,600 Skyworks Solutions, Inc. (NON)                        10,797,534
                                                                 --------------
                                                                     68,730,211

Energy (2.8%)
-------------------------------------------------------------------------------
       245,900 Cooper Cameron Corp. (NON)                            13,871,219
       581,400 Pride International, Inc. (NON)                       13,598,946
       432,100 Rowan Cos., Inc.                                      12,167,936
                                                                 --------------
                                                                     39,638,101

Entertainment (0.4%)
-------------------------------------------------------------------------------
       132,800 Speedway Motorsports, Inc.                             5,146,000

Financial (1.1%)
-------------------------------------------------------------------------------
        66,000 Chicago Mercantile Exchange                           14,157,000
        54,600 Spirit Finance Corp. (NON)                               649,740
                                                                 --------------
                                                                     14,806,740

Food (0.3%)
-------------------------------------------------------------------------------
       201,500 7-Eleven, Inc. (NON)                                   4,805,775

Gaming & Lottery (1.5%)
-------------------------------------------------------------------------------
       912,100 GTECH Holdings Corp.                                  21,324,898

Health Care Services (6.8%)
-------------------------------------------------------------------------------
       390,200 AMERIGROUP Corp. (NON)                                16,041,122
       280,900 Coventry Health Care, Inc. (NON)                      15,983,210
        84,000 Fisher Scientific International,
               Inc. (NON)                                             5,304,600
       283,400 Lincare Holdings, Inc. (NON)                          11,761,100
       392,800 Manor Care, Inc.                                      13,571,240
       244,300 Pediatrix Medical Group, Inc. (NON)                   16,316,797
       305,200 WellChoice, Inc. (NON)                                16,245,796
                                                                 --------------
                                                                     95,223,865

Homebuilding (4.4%)
-------------------------------------------------------------------------------
       201,100 Hovnanian Enterprises, Inc. Class A
               (NON)                                                 10,505,464
       205,900 Lennar Corp.                                          11,627,173
        25,700 NVR, Inc. (NON)                                       20,335,125
       298,100 Ryland Group, Inc. (The)                              19,337,747
                                                                 --------------
                                                                     61,805,509

Insurance (0.9%)
-------------------------------------------------------------------------------
       258,900 W.R. Berkley Corp.                                    12,349,530

Investment Banking/Brokerage (2.4%)
-------------------------------------------------------------------------------
       625,800 Ameritrade Holding Corp. Class A
               (NON)                                                  8,091,594
         6,160 Calamos Asset Management, Inc. Class
               A                                                        155,602
       685,300 E*Trade Group, Inc. (NON)                              9,422,875
       622,000 Eaton Vance Corp.                                     15,568,660
                                                                 --------------
                                                                     33,238,731

Machinery (1.4%)
-------------------------------------------------------------------------------
       306,200 Briggs & Stratton Corp.                               11,877,498
       171,500 Terex Corp. (NON)                                      7,383,075
                                                                 --------------
                                                                     19,260,573

Manufacturing (0.6%)
-------------------------------------------------------------------------------
       250,100 Maverick Tube Corp. (NON)                              8,518,406

Medical Technology (6.0%)
-------------------------------------------------------------------------------
       153,400 Bausch & Lomb, Inc.                                   11,181,326
       169,600 Beckman Coulter, Inc.                                 11,363,200
       187,700 C.R. Bard, Inc.                                       12,726,060
       129,800 Dade Behring Holdings, Inc. (NON)                      7,418,070
       116,700 Kinetic Concepts, Inc. (NON)                           7,585,500
       352,200 Mentor Corp.                                          11,027,382
       199,600 Respironics, Inc. (NON)                               11,556,840
       268,000 Varian Medical Systems, Inc. (NON)                    10,111,640
                                                                 --------------
                                                                     82,970,018

Metal Fabricators (0.8%)
-------------------------------------------------------------------------------
       364,000 Mueller Industries, Inc.                              11,538,800

Oil & Gas (1.7%)
-------------------------------------------------------------------------------
       165,300 Newfield Exploration Co. (NON)                        10,116,360
       235,500 Noble Energy, Inc.                                    13,934,535
                                                                 --------------
                                                                     24,050,895

Pharmaceuticals (3.4%)
-------------------------------------------------------------------------------
       388,500 Barr Pharmaceuticals, Inc. (NON)                      18,473,175
       235,600 Cephalon, Inc. (NON)                                  11,591,520
       335,000 Par Pharmaceutical Cos., Inc. (NON)                   12,696,500
       279,934 Salix Pharmaceuticals, Ltd. (NON)                      4,213,007
                                                                 --------------
                                                                     46,974,202

Real Estate (0.2%)
-------------------------------------------------------------------------------
        83,300 CB Richard Ellis Group, Inc. Class A
               (NON)                                                  2,914,667

Restaurants (1.8%)
-------------------------------------------------------------------------------
       297,400 CEC Entertainment, Inc. (NON)                         11,640,236
       100,800 Jack in the Box, Inc. (NON)                            3,485,664
       365,800 Ruby Tuesday, Inc.                                     9,305,952
                                                                 --------------
                                                                     24,431,852

Retail (8.9%)
-------------------------------------------------------------------------------
       208,500 Abercrombie & Fitch Co. Class A                       10,450,020
       256,000 Advance Auto Parts, Inc. (NON)                        11,033,600
       235,000 Aeropostale, Inc. (NON)                                6,530,650
       504,300 Claire's Stores, Inc.                                 10,403,709
       512,800 Michaels Stores, Inc.                                 15,768,600
       574,000 Pacific Sunwear of California, Inc.
               (NON)                                                 14,057,260
       330,900 PETCO Animal Supplies, Inc. (NON)                     12,564,273
       247,000 Regis Corp.                                            9,855,300
       577,500 Ross Stores, Inc.                                     16,528,050
       235,400 Timberland Co. (The) Class A (NON)                    15,475,196
        68,500 Zale Corp. (NON)                                       1,819,360
                                                                 --------------
                                                                    124,486,018

Schools (2.2%)
-------------------------------------------------------------------------------
       494,300 Career Education Corp. (NON)                          19,915,347
       338,600 Education Management Corp. (NON)                      10,814,884
       125,000 UNEXT.com, LLC (acquired 4/14/00,
                cost $10,451,238) (Private) (NON)
               (RES) (F)                                                  1,250
                                                                 --------------
                                                                     30,731,481

Semiconductor (1.0%)
-------------------------------------------------------------------------------
       114,320 ASM International, N. V.
               (Netherlands) (Private) (NON)                          1,972,020
       429,400 Lam Research Corp. (NON)                              11,490,744
           472 NeoPhotonics Corp. (acquired
               10/05/04, cost $425)  (Private)
               (NON) (RES) (F)                                                5
                                                                 --------------
                                                                     13,462,769

Shipping (2.0%)
-------------------------------------------------------------------------------
       532,950 Heartland Express, Inc.                               11,319,858
       365,500 J. B. Hunt Transport Services, Inc.                   16,125,860
                                                                 --------------
                                                                     27,445,718

Software (8.8%)
-------------------------------------------------------------------------------
       595,800 Amdocs, Ltd. (Guernsey) (NON)                         17,725,050
       437,200 Autodesk, Inc.                                        12,840,564
       330,000 Avid Technology, Inc. (NON)                           20,806,500
       670,000 Citrix Systems, Inc. (NON)                            14,371,500
       243,300 Cognos, Inc. (Canada) (NON)                           10,065,321
       355,000 FileNET Corp. (NON)                                    7,934,250
       333,200 Kronos, Inc. (NON)                                    17,916,164
       603,000 RSA Security, Inc. (NON)                              10,618,830
       628,000 Synopsys, Inc. (NON)                                  10,676,000
                                                                 --------------
                                                                    122,954,179

Technology (1.3%)
-------------------------------------------------------------------------------
       250,000 Dun & Bradstreet Corp. (The) (NON)                    14,525,000
        42,985 MarketSoft Software Corp. (acquired
               8/12/04, cost $2,446) (Private)
               (NON) (RES) (F)                                               43
     1,065,400 ON Semiconductor Corp. (NON)                           3,899,364
                                                                 --------------
                                                                     18,424,407

Technology Services (2.9%)
-------------------------------------------------------------------------------
       545,200 Acxiom Corp.                                          12,583,216
       206,400 Fair Isaac Corp.                                       7,131,120
       637,500 Ingram Micro, Inc. Class A (NON)                      11,781,000
       343,500 VeriSign, Inc. (NON)                                   8,876,040
                                                                 --------------
                                                                     40,371,376

Telecommunications (1.3%)
-------------------------------------------------------------------------------
       271,700 NII Holdings, Inc. (NON)                              14,617,460
       382,700 Premiere Global Services, Inc. (NON)                   3,761,941
                                                                 --------------
                                                                     18,379,401

Telephone (0.7%)
-------------------------------------------------------------------------------
       110,600 Telephone and Data Systems, Inc.                       9,104,592

Textiles (1.0%)
-------------------------------------------------------------------------------
       406,300 WESCO International, Inc. (NON)                       13,728,877

Transportation (0.7%)
-------------------------------------------------------------------------------
       145,400 UTI Worldwide, Inc.                                   10,015,152

Waste Management (0.2%)
-------------------------------------------------------------------------------
        88,450 Waste Connections, Inc. (NON)                          2,782,637
                                                                 --------------
               Total Common stocks
               (cost $1,215,204,397)                             $1,357,179,184

Convertible preferred stocks (0.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
     1,020,280 Asymptote Ser. D, zero % cv. pfd.
               (acquired 9/19/00, cost $13,304,330)
               (Private) (NON) (RES) (F)                               $209,157
       133,946 Bowstreet Inc. Series A1, zero % cv.
               pfd. (acquired 11/23/04, cost
               $81,935) (Private) (NON) (RES) (F)                       $81,935
       258,396 Bowstreet Inc. Series A2 (acquired
               10/25/00, cost $5,959,992) (Private)
               (NON) (RES) (F)                                          153,952
       224,820 Capella Education Co., Inc. Class F,
               zero % cv. pfd. (acquired 2/14/02,
               cost $2,500,003) (Private) (NON)
               (RES) (F)                                              4,496,408
         4,345 CiDRA Corp. Ser. D - escrow,
               (acquired 1/28/04, cost $610,642)
               (Private) (NON) (RES) (F)                                224,560
        40,384 CiDRA Corp. Ser. D, $7.70 cv. pfd.
               (acquired 1/28/04, cost $3,168,171)
               (Private) (NON) (RES) (F)                                930,851
         6,776 CiDRA Corp. red. pfd. (acquired
               1/28/04, cost $18,426) (Private)
               (NON) (RES) (F)                                            6,776
           484 CiDRA Corp. zero % red. pfd. -
               escrow (acquired 1/28/04, cost $987)
               (Private) (NON) (RES) (F)                                    363
     1,517,087 CommVault Systems zero % cv. pfd.
               (acquired various dates from
               1/30/02 to 9/04/03, cost
               $4,749,999) (Private) (NON) (RES)
               (F)                                                    5,461,513
        81,199 Cyvera zero % cv. pfd. (acquired
               6/15/00, cost $220,803) (Private)
               (NON) (RES) (F)                                           52,779
    10,627,800 Hyperchip, Inc. Ser. C, 8.00% cv.
               pfd. (acquired 9/05/00, cost
               $9,352,464) (Private) (NON) (RES)
               (F)                                                        1,063
     1,354,608 MarketSoft Software Corp. Ser. D,
               zero % cv. pfd. (acquired
               various dates from 12/07/00 to
               8/12/04, cost $8,247,554) (Private)
               (NON) (RES) (F)                                        1,132,452
       878,186 Totality Corp. Ser. D, $0.346
               cum. cv. pfd. (acquired 6/26/00,
               cost $3,799,999) (Private)
               (NON) (RES) (F)                                          263,456
                                                                 --------------
               Total Convertible preferred stocks
               (cost $52,015,305)                                   $13,015,265

Short-term investments (2.5%)(a) (cost $35,204,917)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $35,204,917  Putnam Prime Money Market Fund (e)                   $35,204,917
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,302,424,619)                             $1,405,399,366
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,395,269,708.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at January 31, 2005 was $13,018,983 or 0.9% of net assets.

  (F) Security is valued at fair value following procedures approved by the Trustees.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Written options outstanding at January 31, 2005 (Unaudited)
(premiums received $133,942)

Contract                                     Expiration date/     Market
amount                                        strike price        value
------------------------------------------------------------------------
55,086  Amdocs, Ltd. (Guernsey) (Call)        Feb. 05/$28.02    $102,790
48,634  Career Education Corp. (Call)         Mar. 05/43.02       51,358
21,279  Abercrombie & Fitch Co. Class A (Put) Feb. 05/46.29       10,469
27,880  Varian Medical Systems, Inc. (Call)   Feb. 05/43.03        3,067
29,271  Ryland Group, Inc. (The) (Put)        Feb. 05/54.86        2,283
47,180  Celgene Corp. (Call)                  Feb. 05/29.67        1,996
------------------------------------------------------------------------
                                                                $171,963
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
January 31, 2005 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,267,219,702)          $1,370,194,449
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $35,204,917) (Note 5)          35,204,917
-------------------------------------------------------------------------------
Cash                                                                   17,886
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             172,485
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                538,903
-------------------------------------------------------------------------------
Receivable for securities sold                                     35,198,156
-------------------------------------------------------------------------------
Total assets                                                   $1,441,326,796

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   35,848,584
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          6,454,885
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 1,522,158
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            478,255
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                301,784
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            5,947
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                530,702
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$133,942) (Note 1)                                                    171,963
-------------------------------------------------------------------------------
Other accrued expenses                                                742,810
-------------------------------------------------------------------------------
Total liabilities                                                  46,057,088
-------------------------------------------------------------------------------
Net assets                                                     $1,395,269,708

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)  $6,869,025,894
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (7,667,040)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (5,569,025,872)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        102,936,726
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,395,269,708

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($869,532,294 divided by 121,879,744 shares)                            $7.13
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $7.13)*                  $7.53
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($236,597,533 divided by 37,343,184 shares)**                           $6.34
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($16,842,795 divided by 2,466,019 shares)**                             $6.83
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($201,590,778 divided by 30,208,299 shares)                             $6.67
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $6.67)*                  $6.91
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($20,238 divided by 2,845 shares)                         $7.11
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($70,686,070 divided by 9,622,426 shares)                 $7.35
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended January 31, 2005 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                          $2,518,062
-------------------------------------------------------------------------------
Interest (including interest income of $291,145 from
investments in affiliated issuers) (Note 5)                           321,537
-------------------------------------------------------------------------------
Total investment income                                             2,839,599

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,512,801
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    2,980,091
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                99,167
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             31,749
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       26,193
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,117,110
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,273,025
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  86,611
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 757,328
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      39
-------------------------------------------------------------------------------
Other                                                                 711,806
-------------------------------------------------------------------------------
Non-recurring costs (Note 7)                                           71,303
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 7)                                     (71,303)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (20,885)
-------------------------------------------------------------------------------
Total expenses                                                     11,575,035
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,068,396)
-------------------------------------------------------------------------------
Net expenses                                                       10,506,639
-------------------------------------------------------------------------------
Net investment loss                                                (7,667,040)
-------------------------------------------------------------------------------
Net realized gain on investments (including net realized
loss of $6,074,689 on sale of investments in affiliated
issuers) (Notes 1, 3 and 6)                                        70,091,552
-------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                  515,242
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and written
options during the period                                         103,086,488
-------------------------------------------------------------------------------
Net gain on investments                                           173,693,282
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $166,026,242
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  January 31          July 31
Decrease in net assets                                  2005*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(7,667,040)    $(22,730,471)
-------------------------------------------------------------------------------
Net realized gain on investments                  70,606,794      250,660,506
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                   103,086,488     (109,143,881)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       166,026,242      118,786,154
-------------------------------------------------------------------------------
Redemption fees (Note 1)                               2,910               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (258,361,471)    (671,042,428)
-------------------------------------------------------------------------------
Total decrease in net assets                     (92,332,319)    (552,256,274)

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,487,602,027    2,039,858,301
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $7,667,040 and $--,
respectively)                                 $1,395,269,708   $1,487,602,027
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  January 31
Per-share                         (Unaudited)                                 Year ended July 31
operating performance                2005            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $6.36           $6.13           $5.27           $8.52          $29.96          $19.80
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)              (.03) (d)       (.07) (d)       (.06)           (.07)           (.13)           (.24)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .80             .30             .92           (3.18)         (16.72)          12.33
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                .77             .23             .86           (3.25)         (16.85)          12.09
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                    --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                        -- (e)          --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $7.13           $6.36           $6.13           $5.27           $8.52          $29.96
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              12.11*           3.75           16.32          (38.15)         (63.15)          60.03
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $869,532        $906,748      $1,120,364      $1,166,011      $2,207,311      $5,739,645
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .70 *(d)       1.34 (d)        1.38            1.24            1.04             .93
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)            (.43)* (d)     (1.00) (d)      (1.18)          (1.09)           (.84)           (.75)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              96.80*          62.51           55.11           79.54           99.14          104.11
--------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2004 and January 31, 2005 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  January 31
Per-share                         (Unaudited)                                 Year ended July 31
operating performance                2005            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $5.67           $5.51           $4.77           $7.77          $28.10          $18.78
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)              (.05) (d)       (.11) (d)       (.09)           (.11)           (.23)           (.45)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .72             .27             .83           (2.89)         (15.51)          11.70
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                .67             .16             .74           (3.00)         (15.74)          11.25
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                    --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                        -- (e)          --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $6.34           $5.67           $5.51           $4.77           $7.77          $28.10
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              11.82*           2.90           15.51          (38.61)         (63.43)          58.77
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $236,598        $272,144        $399,189        $411,843        $872,627      $2,619,509
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.08* (d)       2.09 (d)        2.13            1.99            1.79            1.68
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)            (.81)* (d)     (1.75) (d)      (1.93)          (1.84)          (1.58)          (1.50)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              96.80*          62.51           55.11           79.54           99.14          104.11
--------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2004 and January 31, 2005 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  January 31
Per-share                         (Unaudited)                                 Year ended July 31
operating performance                2005            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $6.11           $5.94           $5.14           $8.37          $29.75          $19.80
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)              (.05) (d)       (.11) (d)       (.10)           (.12)           (.24)           (.47)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .77             .28             .90           (3.11)         (16.55)          12.35
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                .72             .17             .80           (3.23)         (16.79)          11.88
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                    --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                        -- (e)          --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $6.83           $6.11           $5.94           $5.14           $8.37          $29.75
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              11.78*           2.86           15.56          (38.59)         (63.44)          58.94
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $16,843         $17,558         $25,779         $26,540         $51,023        $110,916
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            1.08* (d)       2.09 (d)        2.13            1.99            1.79            1.68
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)            (.81)* (d)     (1.75) (d)      (1.93)          (1.84)          (1.59)          (1.46)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              96.80*          62.51           55.11           79.54           99.14          104.11
--------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2004 and January 31, 2005 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  January 31
Per-share                         (Unaudited)                                 Year ended July 31
operating performance                2005            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $5.97           $5.78           $4.99           $8.11          $28.98          $19.27
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)              (.04) (d)       (.09) (d)       (.08)           (.10)           (.19)           (.39)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .74             .28             .87           (3.02)         (16.09)          12.03
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                 .70             .19             .79           (3.12)         (16.28)          11.64
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                    --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                        -- (e)          --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $6.67           $5.97           $5.78           $4.99           $8.11          $28.98
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              11.73*           3.29           15.83          (38.47)         (63.35)          59.32
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $201,591        $197,632        $220,723        $190,171        $289,934        $632,154
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .95* (d)       1.84 (d)        1.88            1.74            1.54            1.43
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)            (.68)* (d)     (1.50) (d)      (1.68)          (1.59)          (1.34)          (1.25)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              96.80*          62.51           55.11           79.54           99.14          104.11
--------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2004 and January 31, 2005 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
-----------------------------------------------------------------------------------------------
                                                                    Six months       For the
                                                                      ended           period
                                                                     Jan. 31      Dec. 1, 2003+
Per-share                                                          (Unaudited)     to July 31,
operating performance                                                  2005            2004
-----------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $6.35           $6.97
-----------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------
Net investment loss (a)(d)                                             (.04)           (.05)
-----------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                              .80            (.57)
-----------------------------------------------------------------------------------------------
Total from
investment operations                                                   .76            (.62)
-----------------------------------------------------------------------------------------------
Redemption fees                                                          -- (e)          --
-----------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $7.11           $6.35
-----------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                11.97*          (8.90)*
-----------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                          $20             $10
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                                            .83*           1.06*
-----------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)(d)                                           (.55)*          (.84)*
-----------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                96.80*          62.51
-----------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and broker service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2004 and January 31, 2005 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------------------------------------
                                  Six months
                                     ended
                                  January 31
Per-share                         (Unaudited)                                 Year ended July 31
operating performance                2005            2004            2003            2002            2001            2000
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                 $6.54           $6.29           $5.39           $8.69          $30.35          $19.98
--------------------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)              (.02) (d)       (.06)(d)        (.05)           (.06)           (.09)           (.16)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            .83             .31             .95           (3.24)         (16.98)          12.46
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations:                .81             .25             .90           (3.30)         (17.07)          12.30
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                         --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                    --              --              --              --           (4.59)          (1.93)
--------------------------------------------------------------------------------------------------------------------------
Redemption fees                        -- (e)          --              --              --              --              --
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                       $7.35           $6.54           $6.29           $5.39           $8.69          $30.35
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)              12.39*           3.98           16.70          (37.97)         (63.05)          60.56
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $70,686         $93,510        $273,803        $241,480        $398,264        $804,773
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)             .58* (d)       1.09 (d)        1.13             .99             .79             .68
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)            (.31)* (d)      (.75) (d)       (.93)           (.84)           (.59)           (.48)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              96.80*          62.51           55.11           79.54           99.14          104.11
--------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2004 and January 31, 2005 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
January 31, 2005 (Unaudited)

Note 1
Significant accounting policies

Putnam OTC & Emerging Growth Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $5,637,142,601 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover     Expiration
--------------------------------
  $246,465,953     July 31, 2009
 4,367,146,683     July 31, 2010
   985,045,539     July 31, 2011
    38,484,426     July 31, 2012

The aggregate identified cost on a tax basis is $1,304,646,426, resulting in gross unrealized appreciation and depreciation of $176,306,670 and $75,553,730, respectively, or net unrealized appreciation of $100,752,940.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2005, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2005, Putnam Management has assumed $71,303 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 7).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended January 31, 2005, the fund paid PFTC $2,904,347 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2005, the fund's expenses were reduced by $1,068,396 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,556, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received net commissions of $17,655 and $1,055 from the sale of class A and class M shares, respectively, and received $256,974 and $1,104 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2005, Putnam Retail Management, acting as underwriter, received $520 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended January 31, 2005, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,373,802,249 and $1,613,940,481, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                       1,417,232           663,944
Options exercised                      (42,135)          (14,760)
Options expired                     (1,145,767)         (515,242)
Options closed
----------------------------------------------------------------
Written options
outstanding at
end of period                          229,330          $133,942
----------------------------------------------------------------

Note 4
Capital shares

At January 31, 2005, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,771,095       $65,210,405
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     9,771,095        65,210,405

Shares repurchased                 (30,406,811)     (205,046,306)
----------------------------------------------------------------
Net decrease                       (20,635,716)    $(139,835,901)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         37,085,703      $249,723,797
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    37,085,703       249,723,797

Shares repurchased                 (77,204,730)     (524,179,962)
----------------------------------------------------------------
Net decrease                       (40,119,027)    $(274,456,165)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,051,165        $6,314,797
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,051,165         6,314,797

Shares repurchased                 (11,700,271)      (69,577,056)
----------------------------------------------------------------
Net decrease                       (10,649,106)     $(63,262,259)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,951,025       $35,785,202
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     5,951,025        35,785,202

Shares repurchased                 (30,420,228)     (184,486,066)
----------------------------------------------------------------
Net decrease                       (24,469,203)    $(148,700,864)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            134,619          $872,206
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       134,619           872,206

Shares repurchased                    (540,487)       (3,505,047)
----------------------------------------------------------------
Net decrease                          (405,868)      $(2,632,841)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            689,828        $4,473,003
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       689,828         4,473,003

Shares repurchased                  (2,158,184)      (14,127,716)
----------------------------------------------------------------
Net decrease                        (1,468,356)      $(9,654,713)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,204,935       $19,964,583
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     3,204,935        19,964,583

Shares repurchased                  (6,124,170)      (38,934,297)
----------------------------------------------------------------
Net decrease                        (2,919,235)     $(18,969,714)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,791,211       $36,533,447
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     5,791,211        36,533,447

Shares repurchased                 (10,845,176)      (69,412,122)
----------------------------------------------------------------
Net decrease                        (5,053,965)     $(32,878,675)
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,663           $11,085
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         1,663            11,085

Shares repurchased                        (347)           (2,477)
----------------------------------------------------------------
Net increase                             1,316            $8,608
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                                to July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              1,529           $10,366
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         1,529            10,366

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                             1,529           $10,366
----------------------------------------------------------------

                               Six months ended January 31, 2005
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,146,660        $7,910,150
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,146,660         7,910,150

Shares repurchased                  (5,818,574)      (41,579,514)
----------------------------------------------------------------
Net decrease                        (4,671,914)     $(33,669,364)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         11,290,143       $77,435,096
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    11,290,143        77,435,096

Shares repurchased                 (40,517,063)     (282,797,473)
----------------------------------------------------------------
Net decrease                       (29,226,920)    $(205,362,377)
----------------------------------------------------------------

At January 31, 2005, Putnam, LLC owned 143 class R shares of the fund (5% of class R shares outstanding), valued at $1,017.

Note 5
Investment in Putnam Prime
Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2005, management fees paid were reduced by $20,885 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $291,145 for the period ended January, 31, 2005.

Note 6
Transactions with affiliated issuers

Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

Name of                     Purchase    Sales    Dividend    Market
Affiliate                     Cost       Cost     Income     Value
-------------------------------------------------------------------
eStudio LIVE, Inc (Private)   $--    $6,157,009     $--       $--
-------------------------------------------------------------------
MarketSoft Software Corp.
Ser D (Private)                --            --      --        --
-------------------------------------------------------------------
Totals                        $--    $6,157,009     $--       $--
-------------------------------------------------------------------

Note 7
Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to shareholders and the funds. The restitution amount will be allocated to shareholders pursuant to a plan developed by an independent consultant, with payments to shareholders currently expected by the end of the summer.

The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

In connection with its investigation of certain brokerage matters, the staff of the Philadelphia district office of the SEC has raised the question whether, in years prior to 2004, Putnam Management fully and effectively disclosed its practices relating to the allocation of brokerage on mutual fund portfolio transactions to broker-dealers who sold shares of the funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Putnam Management and the Philadelphia office negotiated an offer of settlement under which Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of $1, and the total amount would be distributed to certain Putnam funds. The offer of settlement is subject to final documentation and approval by the Commissioners and the staff of the SEC. Discussions with the staff with respect to the offer of settlement are ongoing.


Results of November 11, 2004
and January 10, 2005
shareholder meetings

(Unaudited)

A special meeting of shareholders of the fund was held on November 11, 2004. At that meeting consideration of certain proposals was adjourned to a final meeting held on January 10, 2005.

November 11, 2004 meeting

At the meeting, each of the nominees for Trustees was elected as follows:

                                      Votes              Votes
                                       For              Withheld
-----------------------------------------------------------------
Jameson A. Baxter                  127,428,890         6,510,568
Charles B. Curtis                  127,424,651         6,514,807
Myra R. Drucker                    128,371,063         5,568,395
Charles E. Haldeman, Jr.           128,365,386         5,574,072
John A. Hill                       127,379,342         6,560,116
Ronald J. Jackson                  127,510,658         6,428,780
Paul L. Joskow                     127,412,065         6,527,393
Elizabeth T. Kennan                127,411,746         6,527,712
John H. Mullin, III                127,405,647         6,533,811
Robert E. Patterson                127,428,010         6,511,448
George Putnam, III                 127,408,304         6,531,154
A.J.C. Smith*                      127,376,458         6,563,000
W. Thomas Stephens                 127,371,948         6,567,510
Richard B. Worley                  128,420,560         5,518,898

January 10, 2005 meeting

A proposal to amend the fund's fundamental investment restriction with respect to borrowing to allow the fund the investment flexibility permitted by the Investment Company Act was defeated as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      82,251,366       10,811,941      41,229,806

A proposal to amend the fund's fundamental investment restriction with respect to making loans to enhance the fund's ability to participate in an interfund borrowing and lending program was defeated as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      83,443,974        9,556,120      41,293,019

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments to enhance the fund's ability to invest in registered investment companies such as Putnam Prime Money Market Fund was defeated as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      88,736,871        4,633,513      40,922,729

A proposal to approve an amendment to your fund's Agreement and Declaration of Trust to permit the fund to satisfy redemption requests other than in cash was defeated as follows:

                         Votes           Votes
                          For           Against       Abstentions
-----------------------------------------------------------------
                      85,969,202        6,164,243      42,159,668

* Mr. Smith resigned from the Board of Trustees on January 14, 2005.

  All tabulations are rounded to nearest whole number.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Small- and Mid-Cap group for the year ended January 31, 2005. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, JP Morgan Clearing, Merrill Lynch, and SG Cowen. Commissions paid to these firms together represented approximately 36% of the total brokerage commissions paid for the year ended January 31, 2005.

Commissions paid to the next 10 firms together represented approximately 38% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Co., Credit Suisse First Boston, Deutsche Bank Securities, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address chang on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.

Putnam puts your interests first

Beginning in January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnaminvestments.com for details.

Cost-cutting initiatives

Reduced sales charges

The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds
(formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

Through calendar 2005, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors' interests

Short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund (formerly Putnam Intermediate U.S. Government Income Fund) and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal
and Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA014-220216  3/05

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam OTC & Emerging Growth Fund
Supplement to Semiannual Report dated 1/31/05

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 1/31/05

                                                            NAV

6 months                                                  12.39%
1 year                                                     2.80
5 years                                                  -75.15
Annual average                                           -24.30
10 years                                                  17.33
Annual average                                             1.61
Life of fund (since class A inception, 11/1/82)
Annual average                                            10.81

Share value:                                                NAV

7/31/04                                                   $6.54
1/31/05                                                   $7.35

----------------------------------------------------------------------------

Distributions:     No.     Income     Capital gains      Total
                   --        --            --              --

----------------------------------------------------------------------------

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

Performance assumes reinvestment of distributions and does not account for taxes. Returns shown for class Y shares for periods prior to their inception (7/12/96) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. Returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, are lower than the operating expenses applicable to class A shares. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A short-term trading fee of up to 2% may apply.

Please see pages 12-13 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 1/31/05

                                                                  Class Y

Expenses paid per $1,000*                                           $6.10
Ending value (after expenses)                                   $1,123.90

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 1/31/05
                                                                  Class Y

Expenses paid per $1,000*                                           $5.80
Ending value (after expenses)                                   $1,019.46

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio                                 1.14%
Average annualized expense ratio for
Lipper peer group +                                                  1.31%

+ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------



Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: March 28, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: March 28, 2005



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: March 28, 2005